UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2020

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)
(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

AdvertiseCast Membership Interest Purchase Agreement

On March 29, 2021, Liberated Syndication Inc., a Nevada corporation (the “Company”) entered into a Membership Interest Purchase Agreement (the “MIPA”), by and among the Company, AdvertiseCast, LLC, a Wisconsin limited liability company (“AdvertiseCast”), the members of AdvertiseCast (the “Members”), Dave Hanley, and Trevr Smithlin, as Member Representative (the “Member Representative”), under which the Company agreed to acquire all of the issued and outstanding equity interests in AdvertiseCast (the “Acquisition”).

The consideration for the Acquisition will be paid in a combination of cash and Company common stock, par value $0.001 per share (the “Common Stock”). On the closing date, subject to the terms and conditions of the MIPA, the Company will (i) pay the Members $18.0 million in cash, subject to customary purchase price adjustments, and (ii) issue shares of the Common Stock to the Members having a value equivalent to $10 million dollars, subject certain adjustments. Furthermore, the Members and an employee trust may earn up to an additional $2.0 million as a revenue-based earn out.

The MIPA contains customary representations, warranties, covenants and indemnities by the parties to such agreement and is subject to customary closing conditions, including, among other things, (i) the receipt of any regulatory approvals, (ii) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications, (iii) material compliance by the parties with their respective covenants and obligations, and (iv) the Company and the Members entering into a registration rights agreement. In addition, the MIPA contains certain termination rights, including by the Company or the Member Representative in the event the closing has not occurred by May 31, 2021.

Securities Purchase Agreement

On March 29, 2021, the Company entered into a Stock Purchase Agreement (the “SPA”) between the Company and certain Purchasers named therein pursuant to which the Company agreed to sell to the Purchasers, in a private placement (the “Private Placement”) pursuant to Section 4(a)(2) and Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), 6,663,338 shares of Common Stock. At the closing, the Company will receive gross proceeds of $24,875,000. The Company has agreed to provide customary indemnification to the Purchasers and their affiliates. The closing of the Private Placement is subject to customary conditions, including the entry by the Company and the Purchasers into a registration rights agreement and closing of the transactions contemplated by the MIPA. In addition, the SPA has certain termination rights, including by each Purchaser if the closing has not occurred by May 31, 2021 and automatically if the MIPA terminates.

The summaries of the MIPA and SPA in this Current Report on Form 8-K are qualified by reference to the full text of the MIPA and SPA, respectively, which are included as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The MIPA and SPA have been attached as an exhibit to this report to provide investors and security holders with information regarding their terms. It is not intended to provide any other information about the Company, AdvertiseCast or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the MIPA and SPA were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to the MIPA and SPA, respectively, may be subject to limitations agreed upon by the respective parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the MIPA and SPA, respectively, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, AdvertiseCast or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the respective dates of the MIPA and SPA, which subsequent information may or may not be fully reflected in public disclosures by the Company, AdvertiseCast or their subsidiaries or affiliates.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Common Stock was offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transactions. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the Acquisition and Private Placement and the integration of AdvertiseCast; the financial performance of AdvertiseCast; the possibility that the transactions do not close when expected or at all because required regulatory or other approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; the possibility that the anticipated operating results and other benefits of the Acquisition are not realized when expected or at all; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent periodic and current Securities and Exchange Commission filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a press release issued by the Company on March 31, 2021 announcing its entry into MIPA and the SPA.

The information under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As disclosed in its Current Report on Form 8-K filed on March 17, 2021, the Company determined that it had incorrectly reported the personal income related to its restricted stock vesting events in 2017, 2018, and 2019. The Company is in the process of estimating the anticipated penalties and interest liability assessments related to this error. In addition, as previously disclosed on March 17, 2021, the Company is reviewing its value added tax (VAT), general sales taxes (GST), and similar tax returns for the years 2015-2020. The Company is unable to complete assessments for prior years until it completes its estimates of taxes, penalties, and interest liabilities for those years. Therefore, the Company anticipates that its Annual Report on Form 10-K for the year ended December 31, 2020 will be filed more than 45 days after its due date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1*
Membership Interest Purchase Agreement, dated March 29, 2021, by and among Liberated Syndication Inc., AdvertiseCast, LLC, the members of AdvertiseCast, LLC, Dave Hanley, and Trevr Smithlin, as Member Representative.

10.1*	Stock Purchase Agreement, dated March 29, 2021, by and among Liberated Syndication Inc. and the purchasers set forth therein.
99.1	Press Release, dated March 31, 2021.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: March 31, 2021	By:	/s/ Richard P. Heyse
Name: Richard P. Heyse Title: Chief Financial Officer